Table of Contents

      USAA Family of Funds                           1
      Message from the President                     2
      Investment Review                              4
      Message from the Managers                      5
      Financial Information:
         Portfolio of Investments                    8
         Notes to Portfolio of Investments          13
         Statement of Assets and Liabilities        14
         Statement of Operations                    15
         Statements of Changes in Net Assets        16
         Notes to Financial Statements              17





Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.





USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index(2)              Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

Since my last message to Investment Trust shareholders, the stock market has reminded us that intense emotions are part of the investment process. In August, the unraveling of markets around the world was downright scary. Huge daily drops, the rampage into treasury bonds while other income markets dried up, and the antics of huge hedge funds made for confusion and fear. At such times, it becomes very hard for people to remember the long-term plans they have made for their portfolios.

A scant three months later, stock markets have recouped losses and bond markets have settled down. August looks like a momentary aberration. With the retreat of fear, we are now seeing something the financial press has tagged "Internet stocks." These are various companies, going public for the first time, whose business is closely tied to Internet commerce. Some have soared to prices ten times their initial offering, even though they have little or no earnings and traditional analysts can detect little to support such lofty prices. In the 1600s, investors got the idea that tulip bulbs, which Dutch traders brought home on their voyages, were highly valuable and bid their prices to incredible levels. Those prices collapsed and the word "tulip" took on a special meaning for investment professionals. The tulip craze became a classic example of irrational investor behavior. When I watch the Internet IPOs, I think "Tulip."

This tells me that emotions can run both ways, from panic to euphoria, and make people forget their long-term investment plans. But, you need those plans most of all when the emotions are rampant. Trading in calm markets prepares you to avoid trading during raging markets.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.

Although none of the investments mentioned are guaranteed or insured, government bonds are backed by the full faith and credit of the U.S. Government. Common stocks are considered to have the most risk, followed by corporate bonds and government bonds. All of these vehicles are subject to tax. If held to maturity, bonds offer a fixed rate of return and fixed principal value. Return and principal value of an investment in stocks will fluctuate.

Past performance is no guarantee of future results.







Investment Review

USAA BALANCED STRATEGY FUND

OBJECTIVE: To seek high total return, with reduced risk over time, through an asset allocation strategy which seeks a combination of long-term growth of capital and current income.


--------------------------------------------------------------------------------
                                           11/30/98              5/31/98
--------------------------------------------------------------------------------
  Net Assets                             $75.3 Million        $70.0 Million
  Net Asset Value Per Share                 $12.88               $13.46
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 11/30/98
--------------------------------------------------------------------------------
      5/31/98 to 11/30/98(+)      1 Year         Since Inception on 9/1/95
             -1.83%                5.25%                  12.23%
--------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund, the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index for the period of 09/01/95 through 11/30/98. The data points from the graph are as follows:

              USAA Balanced       S&P 500         Lipper         Lehman
              Strategy Fund        Index          Average         Index
              -------------       -------         -------        ------

09/01/95       $10,000            $10,000        $10,000        $10,000
11/30/95        10,060             10,840         10,509         10,382
05/31/96        10,637             12,117         11,187         10,262
11/30/96        11,734             13,858         12,252         11,012
05/31/97        12,686             15,684         13,009         11,115
11/30/97        13,823             17,809         14,322         11,844
05/31/98        14,820             20,493         15,585         12,328
11/30/98        14,548             22,026         15,996         12,963

Data since inception on 09/01/95 through 11/30/98


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.









Message from the Managers

[PHOTOGRAPH OF PORTFOLIO MANAGERS APPEARS HERE: Pamela K. Bledsoe, CFA (Money Market Instruments) Patrick O'Hare, CFA (Allocation Manager, Stocks), and Paul
H. Lundmark, CFA (Bonds).]

FUND OVERVIEW
During the summer, a number of events lowered investors' confidence in the financial markets. The Asian crisis spread to Russia causing it to default on its debts. Seemingly overnight, investors fled to the safety of the most liquid U.S. Treasury securities, selling their stocks and all other bonds.

With the markets in turmoil, we continued to purchase bonds at excellent values, and increased our exposure to equities. We began the six-month period with 60.3% of the Fund invested in equities. As of November 30, 1998, we had increased the equity exposure to 64.5%.

STOCKS
Concerns that the turmoil overseas would cause the U.S. to go into a recession took a heavy toll on stocks during the summer. Since reaching lows in August, stocks have rebounded sharply to set new highs in November. Leading the recovery were the sectors hardest hit in the sell-off, the financial and the technology sectors.

On October 1, 1998, the portfolio manager of the equity portion of the Fund changed, and a number of stocks were sold and replaced. We reduced the weightings in traditional value sectors such as basic materials, capital goods, consumer cyclicals, and utilities. The weightings in faster growing sectors such as consumer staples and technology were increased. We also increased the weighting in the financial sector as we felt that the summer sell-off was overdone.

BONDS
We manage the bond category so that income is the primary component of total return. Since the beginning of the year, the difference between short- and long-term Treasury rates has been minimal. On account of this factor, we invested in intermediate-term corporate bonds and mortgage- and asset-backed securities rather than Treasuries because they offered higher yields. In addition, we could get these higher yields without taking on as much interest rate risk as investing in long-term Treasuries. This management style worked well until the recent market turmoil. The months of August and September saw a "flight to quality" as investors dumped investments that had any element of credit risk and then scrambled to buy Treasuries at inflated prices. Further disrupting the market was the sell-off of mortgage and corporate securities by hedge funds.(1) All of this market turmoil resulted in the bond sector of your Fund underperforming Treasuries.

This negative market sentiment became overdone which provided buying opportunities. We were able to purchase securities that had excellent risk/reward characteristics. Since the end of September, the Federal Reserve has been cutting overnight rates, which brought some stability back to the market. Investors have begun buying corporate bonds and mortgage securities again. The fear of the market economy heading into a recession has been diminished.

(1) A private investment pool for wealthy investors that, unlike a mutual fund, is exempt from SEC regulation.

MONEY MARKET INSTRUMENTS
Money market instruments are used to provide liquidity for withdrawals or to provide a temporary investment until stock or bond purchases are made. U.S. government discount notes are the most common instruments used for these purposes. At the end of November, money market investments totaled 2.8% of net assets.

OUTLOOK
We believe that Federal Reserve Chairman, Alan Greenspan, is determined to keep the U.S. economy growing and will continue to cut interest rates to achieve this result. Consequently, we feel that market conditions will continue to improve. This should result in corporate bonds, mortgage- and asset-backed securities increasing in value relative to Treasuries. The bond category of your Fund is well positioned to benefit from this improvement. We believe that our stocks will benefit from a continued expansion of the U.S. economy and a recovery in overseas markets. Based on our current outlook we will continue to gradually increase the equity portion of the Fund.






ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of November 30, 1998 of the USAA Balanced Strategy Fund to be:

Stocks - 64.5%*; Bonds - 33.7%*; and Money Market Instruments - 2.8%*.


* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.



----------------------------------------
        TOP 10 EQUITY HOLDINGS
           (% OF NET ASSETS)
----------------------------------------
 Microsoft                          2.8
 Cisco Systems                      2.7
 Texas Instruments                  2.5
 Merck & Co                         2.3
 General Electric                   2.2
 Intel                              2.1
 American International Group       2.0
 Pfizer                             2.0
 American Home Products             1.7
 Exxon                              1.4
-----------------------------------------


Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 8 for a complete listing of the Portfolio of Investments.






USAA BALANCED STRATEGY FUND
PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)
                                                                         Market
 Number                                                                  Value
 of Shares              Security                                         (000)
--------------------------------------------------------------------------------

                      Stocks (64.5%)

            Advertising/Marketing (0.3%)
  4,700     Omnicom Group, Inc.                                        $   251
                                                                     -----------
            Aerospace/Defense (0.3%)
  6,300     Boeing Co.                                                     256
                                                                     -----------
            Aluminum (0.3%)
  2,900     Aluminum Co. of America                                        215
                                                                     -----------
            Automobiles (1.0%)
 13,500     Ford Motor Co.                                                 746
                                                                     -----------
            Auto Parts (0.8%)
 14,600     Lear Corp.*                                                    564
                                                                     -----------
            Banks - Major Regional (2.3%)
 11,400     Fleet Financial Group, Inc.                                    475
  7,700     Mellon Bank Corp.                                              485
  5,100     PNC Bank Corp.                                                 263
  7,800     State Street Corp.                                             535
                                                                     -----------
                                                                         1,758
                                                                     -----------
            Banks - Money Center (1.7%)
 11,513     BankAmerica Corp.                                              751
  5,000     J. P. Morgan & Co., Inc.                                       534
                                                                     -----------
                                                                         1,285
                                                                     -----------
            Beverages - Alcoholic (0.6%)
  7,500     Anheuser-Busch Companies, Inc.                                 455
                                                                     -----------
            Beverages - Nonalcoholic (1.8%)
 11,800     Coca-Cola Co.                                                  827
  6,600     Coca-Cola Enterprises, Inc.                                    249
  6,700     PepsiCo, Inc.                                                  259
                                                                     -----------
                                                                         1,335
                                                                     -----------
            Broadcasting - Radio & TV (0.7%)
 17,400     CBS Corp.*                                                     519
                                                                     -----------
            Chemicals (1.5%)
  3,600     Dow Chemical Co.                                               350
 13,700     Du Pont (E. I.) De Nemours & Co.                               805
                                                                     -----------
                                                                         1,155
                                                                     -----------
            Communication Equipment (0.7%)
  6,414     Lucent Technologies, Inc.                                      552
                                                                     -----------

            Computer - Hardware (0.9%)
  4,300     IBM Corp.                                                      709
                                                                     -----------
            Computer - Networking (2.7%)
 27,350     Cisco Systems, Inc.*                                         2,061
                                                                     -----------
            Computer Software & Service (2.8%)
 17,300     Microsoft Corp.*                                             2,111
                                                                     -----------
            Drugs (4.9%)
 11,200     Merck & Co., Inc.                                            1,735
 13,200     Pfizer, Inc.                                                 1,473
  4,800     Schering-Plough Corp.                                          511
                                                                     -----------
                                                                         3,719
                                                                     -----------
            Electrical Equipment (2.8%)
  7,000     Emerson Electric Co.                                           455
 18,600     General Electric Co.                                         1,683
                                                                     -----------
                                                                         2,138
                                                                     -----------
            Electronics - Semiconductors (4.6%)
 14,800     Intel Corp.                                                  1,593
 24,000     Texas Instruments, Inc.                                      1,833
                                                                     -----------
                                                                         3,426
                                                                     -----------
            Entertainment (0.5%)
  3,700     Time Warner, Inc.                                              391
                                                                     -----------
            Equipment - Semiconductors (1.6%)
 23,000     Applied Materials, Inc.*                                       891
 10,000     Teradyne, Inc.*                                                321
                                                                     -----------
                                                                         1,212
                                                                     -----------
            Finance - Diversified (4.5%)
  5,500     American Express Co.                                           551
 16,000     Citigroup, Inc.                                                803
 20,500     Federal Home Loan Mortgage Corp.                             1,240
 11,200     Morgan Stanley, Dean Witter, Discover & Co.                    781
                                                                     -----------
                                                                         3,375
                                                                     -----------
            Foods (1.6%)
 11,800     Nabisco Holdings Corp.                                         470
 13,700     Ralston Purina Group                                           477
  3,100     Unilever N.V. - New York Shares                                240
                                                                     -----------
                                                                         1,187
                                                                     -----------
            Healthcare - Diversified (3.6%)
 24,100     American Home Products Corp.                                 1,283
  5,000     Bristol-Myers Squibb Co.                                       613
 10,300     Johnson & Johnson, Inc.                                        837
                                                                     -----------
                                                                         2,733
                                                                     -----------
            Hospitals (0.3%)
  7,400     Tenet Healthcare Corp.*                                        219
                                                                     -----------
            Household Products (1.6%)
  5,200     Colgate-Palmolive Co.                                          445
  8,500     Procter & Gamble Co.                                           745
                                                                     -----------
                                                                         1,190
                                                                     -----------
            Housewares (0.6%)
 10,500     Newell Co.                                                     465
                                                                     -----------
            Insurance - Multi-LineCompanies (2.0%)
 15,900     American International Group, Inc.                           1,495
                                                                     -----------
            Insurance - Property/Casualty (0.6%)
 10,200     Allstate Corp.                                                 416
                                                                     -----------
            Investment Banks / Brokerage (0.5%)
  4,500     Merrill Lynch & Co., Inc.                                      337
                                                                     -----------
            Machinery - Diversified (0.3%)
  5,000     Caterpillar, Inc.                                              247
                                                                     -----------
            Manufacturing - Diversified Industries (1.4%)
  5,700     Minnesota Mining & Manufacturing Co.                           458
  5,500     United Technologies Corp.                                      589
                                                                     -----------
                                                                         1,047
                                                                     -----------
            Medical Products & Supplies (0.7%)
  7,300     Medtronic, Inc.                                                494
                                                                     -----------
            Oil - Domestic Integrated (0.3%)
  2,900     Atlantic Richfield Co.                                         193
                                                                     -----------

            Oil - International Integrated (3.1%)
 13,500     Exxon Corp.                                                  1,013
 12,500     Royal Dutch Petroleum Co.                                      588
 12,000     Texaco, Inc.                                                   691
                                                                     -----------
                                                                         2,292
                                                                     -----------
            Oil & Gas - Drilling/Equipment (0.5%)
  8,300     Schlumberger Ltd.                                              371
                                                                     -----------
            Paper & Forest Products (0.3%)
  5,200     International Paper Co.                                        226
                                                                     -----------
            Retail - Building Supplies (0.7%)
 10,700     Home Depot, Inc.                                               532
                                                                     -----------
            Retail - Drugs (0.3%)
  5,200     CVS Corp.                                                      257
                                                                     -----------
            Retail - General Merchandising (1.9%)
 11,800     Dayton Hudson Corp.                                            531
 11,500     Wal-Mart Stores, Inc.                                          866
                                                                     -----------
                                                                         1,397
                                                                     -----------
            Retail - Specialty Apparel (0.4%)
  4,000     Gap, Inc.                                                      294
                                                                     -----------
            Services - Commercial & Consumer (0.7%)
 13,300     Service Corp. International                                    497
                                                                     -----------
            Services - Data Processing (0.4%)
 12,000     First Data Corp.                                               320
                                                                     -----------
            Telecommunications - Long Distance (1.6%)
  8,700     MCI Worldcom, Inc.*                                            513
  9,700     Sprint Corp.                                                   706
                                                                     -----------
                                                                         1,219
                                                                     -----------
            Telephones (2.5%)
 12,000     Bell Atlantic Corp.                                            667
  4,500     BellSouth Corp.                                                393
 16,700     SBC Communications Corp.                                       801
                                                                     -----------
                                                                         1,861
                                                                     -----------
            Tobacco (1.3%)
 17,900     Philip Morris Companies, Inc.                                1,001
                                                                     -----------
            Total stocks (cost: $39,327)                                48,523
                                                                     -----------



Principal                                                                Market
Amount                                                                   Value
(000)                  Security                                          (000)
--------------------------------------------------------------------------------
                   BONDS (33.7%)

$1,000   Corporacion Andina DeFomento (Venezuela), 7.38%,
           7/21/2000 (c)                                               $ 1,007
 2,000   First Union Commercial Mortgage Trust II, 6.60%, 5/18/2007      2,050
 1,000   FirstPlus Home Loan Owner Trust, Series 1997-4, ClassA-5,
           6.62%, 9/10/2015                                              1,010
 1,000   FirstPlus Home Loan Owner Trust, Series 1998-1, Class A-5,
           6.25%, 11/10/2016                                             1,006
 1,000   Glenborough Property, L.P., 7.63%, 3/15/2005 (a)                  983
 1,000   Great Atlantic & Pacific Tea, Inc., 7.70%, 1/15/2004 (c)          994
 1,000   Health Care Property Investors, Inc., 6.50%, 2/15/2006            934
 1,000   HRPT Property Trust, 6.70%, 2/23/2005                             943
   900   Kmart Corp., 7.95%, 2/01/2023                                     914
 1,000   MacSaver Financial Services, Inc., 7.40%, 2/15/2002               866
 1,000   Merita Bank Ltd. (Finland), 6.50%, 1/15/2006                    1,020
 1,000   Merrill Lynch & Co., Inc.,6.50%, 7/15/2018                      1,008
 1,000   Nationwide Health Property Inc., 7.25%, 4/01/2002               1,004
 1,000   Tele-Communications, Inc., 8.25%, 1/15/2003                     1,099
 1,000   Union Planters Bank National Assn., 6.50%, 3/15/2018            1,013
 1,000   Washington Real Estate Investment Trust, 7.25%, 8/13/2006       1,006
 1,000   Waste Management, Inc., 6.38%, 12/01/2003                       1,017
 1,000   Federal Home Loan Bank, 5.43%, 9/24/2008                        1,009
   907   Federal Home Loan Mortgage Corp., Series 1998-7 H,
           9.00%, 3/18/2025                                                962
   836   Federal National Mortgage Assn., Series 1997-72 CA,
           9.50%, 9/18/2023                                                867
   760   Federal National Mortgage Assn., Series 1997-72 CB,
           9.00%, 9/18/2023                                                785
 1,651   Federal National Mortgage Assn., Series 1997-79 U,
           9.00%, 11/18/2024                                             1,717
   867   Federal National Mortgage Assn., Series 1997-89 N,
           9.50%, 12/20/2022                                               909
 1,276   Government National Mortgage Assn. I, 6.63%, 1/15/2040 (b)      1,272
                                                                     -----------
         Total bonds (cost: $25,488)                                    25,395
                                                                     -----------

                       MONEY MARKET INSTRUMENTS (2.8%)

 2,102   Federal Home Loan Mortgage Corp., 5.10%, 12/01/1998
           (cost: $2,102)                                                2,102
                                                                     -----------
         Total investments (cost: $66,917)                            $ 76,020
                                                                     ===========

------------------------
* Non-income producing.










USAA BALANCED STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

November 30, 1998
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 3.4% of net assets at November 30, 1998.


SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) At November 30, 1998, the cost of securities purchased on a delayed delivery basis was $1.2 million.

(c) At November 30, 1998, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.






USAA BALANCED STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

November 30, 1998
(Unaudited)


ASSETS
    Investments in securities, at market value
      (identified cost of $66,917)                                     $ 76,020
    Cash                                                                     70
    Receivables:
      Capital shares sold                                                    34
      Dividends and interest                                                449
                                                                     -----------
        Total assets                                                     76,573
                                                                     -----------
LIABILITIES
   Securities purchased                                                   1,203
   Capital shares redeemed                                                   49
   USAA Investment Management Company                                        23
   USAA Transfer Agency Company                                              19
   Accounts payable and accrued expenses                                     16
                                                                     -----------
        Total liabilities                                                 1,310
                                                                     -----------
          Net assets applicable to capital shares outstanding          $ 75,263
                                                                     ===========
REPRESENTED BY:
   Paid-in capital                                                     $ 69,084
   Accumulated undistributed net investment income                          247
   Accumulated net realized loss on investments                          (3,171)
   Net unrealized appreciation of investments                             9,103
                                                                     -----------
          Net assets applicable to capital shares outstanding          $ 75,263
                                                                     ===========
   Capital shares outstanding, unlimited number of shares
     authorized, no par value                                             5,844
                                                                     ===========
   Net asset value, redemption price, and offering price per share     $  12.88
                                                                     ===========


See accompanying notes to financial statements.










USAA BALANCED STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended November 30, 1998
(Unaudited)


Net investment income:
   Income (net of foreign taxes withheld of $2):
      Dividends                                                        $   367
      Interest                                                             922
                                                                    -----------
         Total income                                                    1,289
                                                                    -----------
   Expenses:
      Management fees                                                      266
      Transfer agent's fees                                                110
      Custodian's fees                                                      32
      Postage                                                                6
      Shareholder reporting fees                                             3
      Trustees' fees                                                         2
      Registration fees                                                     36
      Professional fees                                                     12
      Other                                                                  4
                                                                    -----------
         Total expenses before reimbursement                               471
      Expenses reimbursed                                                  (23)
                                                                    -----------
         Total expenses after reimbursement                                448
                                                                    -----------
            Net investment income                                          841
                                                                    -----------
Net realized and unrealized gain (loss) on investments:
   Net realized loss on investments                                     (3,166)
   Change in net unrealized appreciation/depreciation
     of investments                                                      1,028
                                                                    -----------
            Net realized and unrealized loss                            (2,138)
                                                                    -----------
Decrease in net assets resulting from operations                       $(1,297)
                                                                    ============


See accompanying notes to financial statements.






USAA BALANCED STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended November 30, 1998
and Year ended May 31, 1998
(Unaudited)

                                                         11/30/98      5/31/98
                                                        ------------------------

From operations:
   Net investment income                                $   841       $ 1,370
   Net realized gain (loss) on investments               (3,166)        1,470
   Change in net unrealized appreciation/
      depreciation of investments                         1,028         4,029
                                                        ------------------------
      Increase (decrease) in net assets resulting
         from operations                                 (1,297)        6,869
                                                        ------------------------
Distributions to shareholders from:
    Net investment income                                  (931)       (1,217)
                                                        ------------------------
    Net realized gains                                     (905)         (949)
                                                        ------------------------
From capital share transactions:
   Proceeds from shares sold                             19,054        44,462
   Shares issued for dividends reinvested                 1,794         2,019
   Cost of shares redeemed                              (12,498)      (15,739)
                                                        ------------------------
      Increase in net assets from capital share
        transactions                                      8,350        30,742
                                                        ------------------------
Net increase in net assets                                5,217        35,445
Net assets:
   Beginning of period                                   70,046        34,601
                                                        ------------------------
   End of period                                        $75,263       $70,046
                                                        ========================
Undistributed net investment income included in
  net assets:
   End of period                                        $   247       $   337
                                                        ========================
Change in shares outstanding:
   Shares sold                                            1,509         3,408
   Shares issued for dividends reinvested                   139           159
   Shares redeemed                                       (1,009)       (1,219)
                                                        ------------------------
      Increase in shares outstanding                        639         2,348
                                                        ========================


See accompanying notes to financial statements.







USAA BALANCED STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

November 30, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the USAA Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1998 were $44.9 million and $36.3 million, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 1998, was $9.7 million and $633,000, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets through October 1, 1999, and accordingly has waived a portion of its management fees.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses. Effective January 1, 1999, the annual charge will be $26.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage Services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1998 was $6,500.


(6) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                   Six-month                               Nine-month
                                 Period Ended                             Period Ended
                                 November 30,     Year Ended May 31,         May 31,
                                ---------------------------------------------------------
                                    1998          1998          1997          1996*
                                ---------------------------------------------------------
Net asset value at
   beginning of period            $ 13.46       $ 12.11       $ 10.49       $ 10.00
Net investment income                 .15           .35           .33           .26(b)
Net realized and
   unrealized gain (loss)            (.40)         1.64          1.65           .37
Distributions from net
   investment income                 (.17)         (.35)         (.33)         (.14)
Distributions of realized
   capital gains                     (.16)         (.29)         (.03)            -
                                ---------------------------------------------------------
Net asset value at
   end of period                  $ 12.88       $ 13.46       $ 12.11       $ 10.49
                                =========================================================
Total return (%) **                 (1.83)        16.82         19.26          6.37
Net assets at end
   of period (000)                $75,263       $70,046       $34,601       $19,258
Ratio of expenses to
   average net assets (%)            1.25(a)       1.25          1.25          1.25(a)
Ratio of expenses to
   average net assets
   excluding reimbursements (%)      1.33(a)       1.31          1.39          2.00(a)
Ratio of net investment income
   to average net assets (%)         2.37(a)       2.85          3.16          3.31(a)
Portfolio turnover (%)              52.63         22.18         28.06         26.53



  * Fund commenced operations September 1, 1995.
 ** Assumes reinvestment of all dividend  income and capital gain  distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.






TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777